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                                                                   EXHIBIT 23(a)

                      [KPMG PEAT MARWICK, LLP LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Alliance Bancorp

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG Peat Marwick, LLP
Chicago, Illinois
May 4, 1998